UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2011
G-III APPAREL GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)
Registrant’s telephone number, including area code: (212) 403-0500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          At the Annual Meeting of Stockholders of G-III Apparel Group, Ltd. (the “Company”) held on June 7, 2011, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 40,000,000 shares to 80,000,000 shares. The increase in the number of authorized shares of the Company’s common stock was effected pursuant to a Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 7, 2011 and was effective as of such date. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
          At the Annual Meeting of Stockholders of the Company held on June 7, 2011, the following proposals were voted on and approved by the Company’s stockholders with the stockholders having voted as set forth below:
Proposal 1 — the election of nine directors to serve on the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified:

Directors	For	Withheld	Broker Non-Votes
Morris Goldfarb	15,985,616	2,435,809	770,310
Sammy Aaron	17,499,227	922,198	770,310
Thomas J. Brosig	17,728,549	692,876	770,310
Alan Feller	17,941,151	480,274	770,310
Jeffrey Goldfarb	17,052,826	1,368,599	770,310
Carl Katz	15,921,413	2,500,012	770,310
Laura Pomerantz	18,175,604	245,821	770,310
Willem van Bokhorst	17,950,958	470,467	770,310
Richard White	16,535,117	1,886,308	770,310
Proposal 2 — the approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 40,000,000 shares to 80,000,000 shares:

For	Against	Abstain	Broker Non-Votes
11,240,444	7,934,739	16,552	Not applicable
Proposal 3 — the approval of a non-binding, advisory resolution on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
17,816,681	587,946	16,798	770,310

Proposal 4 — a non-binding, advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
14,295,778	20,333	4,098,428	6,886	770,310
Proposal 5 — the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending January 31, 2012:

For	Against	Abstain	Broker Non-Votes
18,837,462	349,449	4,824	Not applicable
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.
     3.1 Certificate of Amendment to Certificate of Incorporation.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 9, 2011	By:	/s/ Neal S. Nackman
		Name:	Neal S. Nackman
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Amendment to Certificate of Incorporation.